RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March 27, 1998, by and among National Auto Finance Company, Inc., a Delaware corporation (the "Company"), and the Persons set forth on Schedule I attached hereto (the "Investors"). Capitalized terms used herein not otherwise defined shall have the meanings set forth in Section 9 of this Agreement.

         WHEREAS, the Company, Morgan Guaranty Trust Company of New York, as trustee of the Commingled Pension Trust Fund (Multi-Market Special Investment Fund II) and the Multi-Market Special Investment Trust Fund, and as investment manager and agent for The Alfred P. Sloan Foundation (Multi-Market Account) (collectively, the "Morgan Trusts"), FSA Portfolio Management, Inc. ("FSA"), IronBrand Capital LLC, The 1818 Mezzanine Fund, L.P., PC Investment Company, Progressive Investment Company, Inc., and Manufacturer's Life Insurance Company (U.S.A.) (together the "1818/Progressive/ML Group") are parties to that certain Registration Rights Agreement dated December 22, 1997 (the "Existing Registration Rights Agreement");

         WHEREAS, the Company has entered into a Securities Purchase Agreement dated March 27, 1998 (the "Prudential Purchase Agreement") with The Structured Finance High Yield Fund, LLC (the "Prudential Fund"), which contemplates that the Company will grant the Prudential Fund certain registration rights;

         WHEREAS, the Company has also agreed to provide certain registration rights to National Auto Finance Company, L.P. (including its limited partners to whom Registrable Securities are distributed) (the "Partners"); and

         WHEREAS, the foregoing parties desire to set forth their agreement as to the relative registration rights of such parties from this day forward and, by so doing, to supersede and replace all prior registration rights agreements between the Company and the other parties hereto;

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, agree as follows:

         1.       REGISTRATION STATEMENTS.

         (a) Demand Registration. (i) Upon each notice to the Company by the Morgan Holders, IronBrand, the Prudential Holders or the 1818/Progressive/ML Holders requesting the registration of a specified number of their Registrable Securities, the Company shall, as promptly as practicable and in any event not later than 90 days after the Company's receipt of such notice, prepare and file with the Commission under the Securities Act a Registration Statement (including by means of a shelf registration pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") if so requested in such notice (but, in the case of a shelf registration, only if the Company is then eligible to use such a shelf registration and if Form S-2 or Form S-3 (or any successor forms) is then available to the Company) with respect to the Registrable Securities to which such notice relates, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective at the earliest practicable date and to prepare and make available a Prospectus meeting the requirements of
Section 10(a) of the Securities Act and providing for the method of disposition determined pursuant to Section 1(a)(ii) for such period as may be required by the Securities Act, but in no event beyond the period specified in Section 1(a)(iii); provided, that the Company will not be required to effect any such registration within the period beginning on the effective date of a Registration Statement filed by the Company on its behalf or for the account of any other Person covering a firm commitment Underwritten Offering and ending on the later of (A) 90 days after such effective date and (B) the expiration of any lock-up period required by the underwriters, if any, in connection therewith. Subject to
Section 1(a)(iii) below, each of the Morgan Holders, the 1818/Progressive/ML Holders, the Prudential Holders and IronBrand may make two requests for registration pursuant to this Section 1(a)(i); provided that the number of such permissible requests shall be increased as set forth in Sections 1(c)(ii)(A) and 1(c)(iv) and provided no such holders shall be entitled to make such a request while any other Registration Statement (other than a Shelf Registration Statement) with the Commission is on file prior to its becoming effective or within 90 days after such a Registration Statement has been declared effective or in the case of a Shelf Registration Statement while such registration is on file prior to being declared effective until 90 days after such Registration Statement ceases to be effective.

                        (ii) If a request for registration is made pursuant to Section 1(a)(i), the Company shall promptly give written notice of such request to all Demand Holders who did not participate in such request; and each Demand Holders Group shall have the right, subject to Section 1(a)(iii), by giving written notice to the Company promptly (and in any event within 30 days after such notice is given by the Company), to join in such request and to have included in the Registration Statement to be filed by the Company pursuant to such request such number of Registrable Securities as such holders shall specify in such notice; and the method of distribution of the Registrable Securities to be included in such Registration Statement under Section 1(a)(i) shall be selected by the holders of a majority of the Registrable Securities with respect to which the request for registration was made under Section 1(a)(i).

                       (iii) any Demand Holder Group which shall have given the Company a notice pursuant to Section 1(a)(i) above and all of whose shares requested to be included shall have been included in the Registration Statement at the time it is declared effective shall not be deemed to have used one of its requests for registration (A) unless the Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided, that, such period need not exceed 180 days, (B) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Demand Holders and has not thereafter become effective, or (C) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Demand Holders.

                        (iv) The Company may delay the filing of a Registration Statement requested pursuant to this Section 1(a) if, in its reasonable judgment, (A) the filing of such Registration Statement at such time would adversely affect or require the Company to disclose in the Registration Statement a proposed financing, reorganization or recapitalization, or pending negotiations relating to a merger, consolidation, acquisition or similar transaction, or otherwise adversely affect the Company; or (B) financial statements meeting the requirements of Regulation S-X are not available at such time because of any such pending proposal or negotiations; provided, however, that the right of the Company pursuant to clauses (A) and (B) of this subsection
(iv) to delay the filing of a Registration Statement shall not extend for more than 90 days from the date that notice is given pursuant to Section 1(a)(i) requesting registration. The Company shall promptly give the holders of Registrable Securities requesting registration thereof pursuant to Sections 1(a)(1) or 1(a)(ii) written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a Registration Statement, any Demand Holder Group requesting registration thereof pursuant to
Section 1(a)(i) shall have the right to withdraw the request for registration by giving written notice to the Company within 15 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1(a) hereof.

         (b) Incidental Registration. (i) In addition to, and independent of the rights afforded by Section 1(a), prior to filing with the Commission any Registration Statement (other than a Registration Statement on Form S-4 or S-8 or any successor forms to such Forms) with respect to (A) any public offering by and for the account of the Company of its equity securities or any securities convertible into or exchangeable or exercisable for such equity securities or
(B) any public offering by the Company for the account of any holders of equity securities of the Company, of the Company's equity securities or any securities convertible into or exchangeable or exercisable for such equity securities, the Company shall notify each holder of the Registrable Securities of such proposed filing, specifying whether such offering is to be an Underwritten Offering. Any such holder wishing to have any of such holder's Registrable Securities included in such Registration Statement shall promptly (and in any event within 30 days after such notice is given by the Company) give written notice to the Company requesting registration of such holder's Registrable Securities, specifying the number of Registrable Securities requested to be registered and describing the proposed method of disposition thereof, and if the proposed offering is to be an Underwritten Offering and such holder wishes to participate therein, specifying the number of Registrable Securities which such holder wishes to dispose of pursuant to such Underwritten Offering.

                        (ii) If the proposed public offering as to which notice is given by the Company pursuant to Section 1(b)(i) is other than an Underwritten Offering, the Company shall use its reasonable best efforts to register the Registrable Securities requested to be included in its Registration Statement and, in connection therewith, to prepare and make available a Prospectus meeting the requirements of Section 10(a) of the Securities Act for such period as may be required by the Securities Act.

                       (iii) At any time prior to the time that a Registration Statement as to which notice has been given by the Company pursuant to Section 1(b) has been filed by the Company or, if filed, has been declared effective, the Company may determine not to file, or may withdraw, such Registration Statement, in either of which events the Company shall have no obligation pursuant to this Section 1(b) to register any Registrable Securities in connection with such proposed Registration Statement.

         (c) Underwritten Offerings. If the proposed method of disposition of Registrable Securities as to which notice is given by the holders of Registrable Securities under Sections 1(a)(i) and 1(a)(ii), collectively, or the proposed public offering as to which notice is given by the Company pursuant to Section 1(b)(i) is to be an Underwritten Offering:

                         (i)        the Company shall request the underwriter(s)
participating in such offering to purchase and sell all Registrable Securities the disposition of which pursuant to such Underwritten Offering shall have been requested by the holders thereof in notices given pursuant to Section 1(a)(i), 1(a)(ii) or 1(b)(i), as the case may be;

                        (ii) (A) each holder of Registrable Securities giving a notice pursuant to Section 1(a)(i) or 1(a)(ii), as the case may be, agrees that, by the giving of such notice, if the underwriter(s) desire(s) to purchase any of the Registrable Securities requested by such holder to be purchased, such holder shall sell such Registrable Securities to such underwriter(s) pursuant to an underwriting agreement to be entered into by and among the Company, the underwriter(s), such holder and any other holders of securities of the Company participating in such Underwritten Offering, unless, upon written notice to the Company and the managing underwriter given at least five Business Days prior to the date that the Registration Statement with respect to such offering is proposed to become effective (or any later proposed effective date), such holder withdraws its Registrable Securities from such Underwritten Offering; provided, that, if the Morgan Holders, IronBrand, the Prudential Holders or the 1818/Progressive/ML Holders (with respect to a registration requested under Section 1(a)(i)) withdraw the Registrable Securities requested by such holders pursuant to Section 1(a)(i) to be included in such Underwritten Offering because the underwriter(s) have advised the Company in writing that the number of Registrable Securities requested to be included in such registration exceeds the number of such securities that can be sold in such offering within a price range acceptable to such holders, then such request for registration shall be withdrawn as to all holders of Registrable Securities of the type held by the holders requesting such withdrawal and the number of requests for registration that may be made by such Demand Holder Group pursuant to 1(a)(i) should be increased by one, and notwithstanding anything to the contrary in this Agreement, all of the costs incurred by such holders in connection with such registration shall be paid by the Company; and, provided, further, if any holder of Registrable Securities requesting registration of such securities pursuant to
Section 1(a)(i) or 1(a)(ii) withdraws its request for registration for any reason that is not based on such advice from the underwriter(s), then, notwithstanding anything to the contrary in this Agreement, any expenses incident to the Company's preparation in accordance with this Agreement for the registration of such Registrable Securities so withdrawn shall be borne entirely by the holders of such Registrable Securities, pro rata among such holders requesting such withdrawal, in the proportion that the number of Registrable Securities requested by each such holder to be included in such Underwritten Offering and so withdrawn bears to the total number of Registrable Securities requested to be included in such Underwritten Offering and so withdrawn.

                           (B)      each holder of Registrable Securities giving
a notice pursuant to Section 1(b)(i) agrees that, by the giving of such notice, if the underwriter(s) desire(s) to purchase any of the Registrable Securities requested by such holder to be purchased, such holder shall sell such Registrable Securities to such underwriter(s) pursuant to an underwriting agreement to be entered into by and among the Company, the underwriter(s), such holder and any other holders of securities of the Company participating in such Underwritten Offering, unless, upon written notice to the Company and the managing underwriter given at least five Business Days prior to the date that the Registration Statement with respect to such offering is proposed to become effective (or any later proposed effective date), such holder withdraws its Registrable Securities from such Underwritten Offering.

                       (iii) if the underwriter(s) elect(s) to purchase less than all securities (including Registrable Securities) which it is requested to purchase in connection with such offering (or if, in the judgment of the Company, on the written advice of such underwriter(s), the inclusion of all such securities in such Underwritten Offering would adversely affect the proposed public offering by and for the account of the Company), the Company shall use its reasonable best efforts to cause purchases, if any, by such underwriter(s), (A) if such Underwritten Offering is the result of a request for registration pursuant to Section 1(a)(i) or 1(b)(i)(B), first, of securities to be offered for the account of the Demand Holders requesting inclusion pursuant to Sections 1(a)(i) and 1(a)(ii), to be made pro rata according to the number of securities requested by each such holder to be included in the Underwritten Offering, second, of securities to be offered for the account of the Company, third, of securities to be offered for the account of FSA and the Partners, to be made pro rata according to the number of securities requested by each such holder to be included in the Underwritten Offering, and fourth, of securities to be offered for the account of Persons other than (1) the Company, (2) the Demand Holders who requested inclusion pursuant to Sections 1(a)(i) and 1(a)(ii) and
(3) FSA and the Partners, to be made pro rata according to the number of securities requested by such other Persons to be included in the Underwritten Offering, and (B) if such Underwritten Offering is the result of a request for registration pursuant to Section 1(b)(i)(A), first, of securities to be offered for the account of the Company, second, of securities to be offered for the account of Demand Holders to be made pro rata according to the number of securities requested by each such holder to be included in the Underwritten Offering, third, of securities to be offered for the account of FSA and the Partners to be made pro rata according to the number of securities requested by such holders to be included in the Underwritten Offering, and fourth, of securities to be offered for the account of Persons other than (1) the Company,
(2) the Demand Holders and (3) FSA and the Partners, to be made pro rata according to the number of securities requested by such other Persons to be included in the Underwritten Offering.

                        (iv) if (A) pursuant to Section 1(c)(iii), any of the Registrable Securities requested by any Demand Holder Group to be disposed of pursuant to any Underwritten Offering shall not have been purchased by the underwriter(s) thereunder and (B) the

Underwritten Offering is the result of a request for registration pursuant to
Section 1(a)(i), then the number of permissible requests for registration that may be made pursuant to such Section 1(a)(i) by such Demand Holder Group shall be increased by one.

         (d) Restrictions on Public Sale by Holder. Each holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 1 agrees, upon the request of the underwriter(s) in any Underwritten Offering permitted pursuant to Section 8, not to effect any public sale or distribution of securities of the Company of the same class as the securities, or any security convertible into or exchangeable or exercisable for such securities, included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration), during the 10-day period prior to, and during the 90-day period (or such longer period, not exceeding 180 days, as is required by the underwriter(s)) beginning on, the closing date of any such Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such underwriter(s); provided, that all other Persons selling securities in such Underwritten Offering and all officers and directors of the Company shall enter into agreements providing for the same restriction on a public sale as described herein.

         The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute, regulation or preexisting contractual or fiduciary duty from entering into any such agreement.

         (e) Restrictions on Sale of Securities by the Company. The Company agrees not to effect any public or private offer, sale or distribution of its equity securities or any security convertible into or exchangeable or exercisable for such equity security, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period (or such longer period, not exceeding 180 days, as is required by the underwriter(s)) beginning on, the closing date of each Underwritten Offering permitted pursuant to Section 8, to the extent timely and reasonably so requested in writing by the underwriter(s) (except as part of such registration, if permitted, or pursuant to registrations on Form S-4 or S-8 or any successor forms to such Forms or pursuant to an issuance of equity securities of the Company where such equity securities are exempted from the Securities Act pursuant to Section 3(a)(10) thereof).

         (f) Amendments. Upon the occurrence of any event that would cause any Registration Statement (i) to contain a material misstatement or omission or
(ii) not to be effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to the Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), using its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as practicable thereafter.

         2.       REGISTRATION PROCEDURES.

         In connection with any Registration Statement and subject to the provisions of Section 1, the Company shall use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the Commission to be filed therewith (including, if required by the Securities Act or any regulation thereunder, financial statements of any Subsidiary of the Company which shall have guaranteed any indebtedness of the Company), cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling holders to consummate the disposition of such Registrable Securities; provided, that before filing a Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company shall (i) furnish to the holders of the Registrable Securities and the underwriter(s), if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such holders and (ii) make the Company's representative available for discussion of such documents; and provided, further, that in connection with any registration of Registrable Securities pursuant to Section 1(a), the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of Registrable Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within 10 Business Days after the receipt thereof, and provided, further, that in connection with any registration pursuant to Section 1 (b)(i), if the holders of a majority of Registrable Securities covered by a Registration Statement in connection therewith reasonably object within 10 Business Days after the receipt of such Registration Statement or amendment thereto or any Prospectus or any supplement thereto, the Company shall provide written notice not more than five Business Days after the end of the 10 Business-Day period referred to above to such holders as to whether or not the Company plans on filing such document, notwithstanding such objection (which such notice shall bind the Company), and if the Company notifies such holders that it plans on filing such document, any holder of Registrable Securities to be registered under such Registration Statement may withdraw its Registrable Securities from such Registration Statement and the offering in connection therewith and, if such holder makes such a withdrawal, it shall have no further obligations in connection with such Registration Statement or offering. For purposes of the preceding provisos, an objection made by a holder of the Registrable Securities or an underwriter, if any, shall be deemed to be reasonable if, including without limitation, the Registration Statement, amendment, Prospectus or supplement, as applicable, as filed or proposed to be filed, contains, in the reasonable judgment of the holder of Registrable Securities or underwriter, a material misstatement or omission;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
Section 1, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold;

         (c) if requested by the holders of a majority of the Registrable Securities being sold in an Underwritten Offering permitted by Section 7 or the underwriter(s) thereof, promptly incorporate in a Prospectus, Prospectus supplement or post-effective amendment such information as such underwriter(s) and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make any required filings of such Prospectus, Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus supplement or post-effective amendment;

         (d) advise the underwriter(s), if any, and holders of the Registrable Securities promptly and, if requested by such Persons, confirm such advice in writing:

                         (i)        when the Prospectus or any Prospectus
supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

                        (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

                       (iii) if at any time the representations and warranties of the Company contemplated by clause (l)(i) below cease to be true and correct;

                        (iv) if the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                         (v)        of the issuance by the Commission of any
stop order or other order suspending the effectiveness of the Registration Statement, or any order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws. If at any time the Company shall receive any such stop order suspending the effectiveness of the Registration Statement, or any such order from a state securities commission or other regulatory authority, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (e) furnish to each holder of the Registrable Securities and each of the underwriter(s), if any, without charge, at least one complete conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

         (f) deliver to each holder of the Registrable Securities and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the holders of the Registrable Securities and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (g) prior to any public offering of Registrable Securities, cooperate with the holders of the Registrable Securities, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or "blue sky" laws of such jurisdictions as the holders of the Registrable Securities or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, except that the Company shall not for any such purpose be required to
(i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this clause (g), be obligated to so qualify or to consent to any general service of process in any such jurisdiction or (ii) subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject;

         (h) cooperate with the holders of the Registrable Securities and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold without bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such holders or the underwriter(s), if any, may request;

         (i) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities;

         (j) if any fact or event contemplated by clause (d)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         (k) provide a transfer agent and registrar (which may include the Company) and CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

         (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may be reasonably required in order to expedite or facilitate the disposition of the Registrable Securities pursuant to the Registration Statement, and in connection with any such underwriting agreement entered into by the Company:

                         (i) make such representations and warranties to
the underwriter(s), in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

                        (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriter(s)) and the holders of the Registrable Securities, addressed to the underwriter(s) and the holders of the Registrable Securities covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may reasonably be requested by such holders and underwriters;

                       (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants, addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings and, subject to the policies of the Commission, the Company's certified public accountants and the U.S. accounting profession, use its reasonable best efforts to have such letters and updates addressed to FSA Portfolio Management;

                        (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of
Section 4 with respect to all parties to be indemnified pursuant to said Section; and

                         (v) deliver such documents and certificates as may be
reasonably requested by the holders of the Registrable Securities being sold or the underwriter(s) of such Underwritten Offering to evidence compliance with subclause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (1).

                  The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

         (m) make available for inspection by a representative of the selling holders of the Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other professional retained by such holders or any of the underwriters, subject to reasonable notice and during regular business hours, all financial and other records, pertinent corporate documents and properties of the Company, provided, that all expenses incurred by any party requesting such access shall be paid by such party, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or other professional in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, except that the aforementioned advisors may be required to sign a reasonably acceptable confidentiality agreement;

         (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the holders of the Registrable Securities, as soon as practicable, a consolidated earnings statement (which need not be audited) for the 12-month period (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement; provided, however, that such reporting obligations shall be in addition to and not in place of the obligations imposed on the Company by Section 5 of the Morgan Purchase Agreements, Section 9.1 of the 1818/Progressive/ML Purchase Agreement and
Section 9.1 of the Prudential Purchase Agreement;

         (o) use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed; and

         (p) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as is required by applicable laws and regulations.

         Each holder of the Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company pursuant to Section 2(d)(iv), or notice of a stop order or suspension described in Section 2(d)(v), such holder shall forthwith discontinue disposition of Registrable Securities and cease to use the Prospectus in use under such Registration Statement. Each holder of Registrable Securities also agrees that if in an Underwritten Offering effected pursuant to this Agreement it is required to deliver a signed opinion of counsel to the underwriter(s) under the underwriting agreement, it will cause its counsel to address and deliver a copy of such opinion to the Company. The Company shall, as promptly as practicable, provide each holder with copies of the supplemented or amended Prospectus contemplated by Section 2(j), or advise the holders in writing that the use of the

Prospectus may be resumed, and provide each holder with copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         3.       REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation:

                         (i)  all registration and filing fees and expenses
(including filings made with the NASD);

                        (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                       (iii) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses), messenger and delivery services and telephone;

                        (iv) fees and disbursements of counsel for the Company and one counsel, and one local counsel for each local jurisdiction where it is reasonably necessary, for the holders of the Registrable Securities selling such securities pursuant to a Registration Statement (subject to the provisions of Section 3(b));

                         (v) all application and filing fees in connection with
listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof;

                        (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                       (vii) any reasonable out-of-pocket expenses of the holders of the Registrable Securities (or the agents and fiduciaries who manage their accounts); and

                      (viii) such other reasonable and customary expenses as may be at such time (A) associated with underwritten offerings and (B) customarily borne by the issuer, which such reasonable and customary expenses shall not be deemed to include any underwriter discounts, commissions or applicable transfer taxes attributable to the sale of Registrable Securities.

         The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Registration Statement, the Company shall reimburse the holders of the Registrable Securities for the reasonable fees and disbursements of not more than one counsel chosen by the holders of a majority of the Registrable Securities covered by such Registration Statement and of all local counsel that is reasonably necessary. Notwithstanding the provisions of this Section 3, each holder shall pay registration expenses if and to the extent required by applicable law.

         4.       INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless each holder of the Registrable Securities and each Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limiting the foregoing but subject to Section 4(c), the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such losses, claims, damages, liabilities or expenses are the result of an untrue statement or omission contained in information relating to such holder, furnished in writing to the Company by or on behalf of such holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 8, the Company shall also indemnify underwriters, if any, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders, if requested in connection with any Registration Statement.

         (b) As a condition to the inclusion of its Registrable Securities in any Registration Statement pursuant to this Agreement, each holder thereof shall furnish to the Company in writing, promptly after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement, Prospectus or preliminary prospectus and each such holder agrees to indemnify and hold harmless, severally and not jointly, the Company and its directors, its officers who sign such Registration Statement, and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to each holder and Persons controlling such holder, but only with reference to information relating specifically to such holder furnished in writing by or on behalf of such holder expressly for use in such Registration Statement or the Prospectus or any preliminary prospectus included therein, and of which none of the Company, its directors or officers has actual knowledge independent of such holder; provided, however, that such holder of Registrable Securities shall not be liable in any such case to the extent that the holder has furnished in writing to the Company, reasonably in advance of the filing of any such Registration Statement, Prospectus or preliminary prospectus with the Commission, information expressly for use in such Registration Statement, Prospectus or preliminary prospectus which corrected or made not misleading information previously furnished to the Company, and the Company failed to include such information therein. In case any action shall be brought against the Company, any of its directors, any such officer, or any such controlling Person based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against one or more of the holders, such holders shall have the rights and duties given to the Company by Section 4(c) (except that if the Company as provided in Section 4(c) shall have assumed the defense thereof such holders shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but all the fees and expenses of such counsel shall be at such holder's expense and not at the expense of the Company) and the Company and its directors, any such officers, and any such controlling Person shall have the rights and duties given to the holders by Section 4(c). In no event shall the liability of any selling holder hereunder be greater than the net proceeds (i.e., proceeds net of underwriting discounts, fees, commissions and any other expenses payable by such selling holder) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any current or former holder of the Registrable Securities or any Person controlling such holder, with respect to which indemnity may be sought against the Company pursuant to Section 4(a), such holder or such Person controlling such holder shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such holder and payment of all fees and expenses relating thereto. Such holder and such Persons controlling such holder shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but all the fees and expenses of such counsel shall be at such holder's expense and not at the expense of the Company unless (i) the employment of such counsel has been specifically authorized in writing by the Company, which authorization shall not be unreasonably withheld,
(ii) the Company has not assumed the defense and employed counsel reasonably satisfactory to such holder within 15 days after written notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such holder or any Person controlling such holder and the Company and such holder or any Person controlling such holder shall have been advised by such counsel that there may be one or more legal defenses available to such holder or Person controlling such holder that are different from or additional to those available to the Company and, in the reasonable opinion of such counsel, could not be asserted by the Company's counsel without creating a conflict of interest (in which case the Company shall not have the right to assume the defense of such action or proceeding on behalf of such holder or controlling Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for all such holders and controlling Persons, which firm shall be designated in writing by the holders of a majority of the Registrable Securities currently or formerly held by such holders and that all such reasonable fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld), but if settled with the written consent of the Company or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold harmless such holder and any Persons controlling such holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the holder, effect any settlement of any pending or threatened proceeding in respect of which any holder or any Person controlling such holder is a party and indemnity has been sought hereunder by such holder or any Person controlling such holder unless such settlement includes an unconditional release of such holder or such controlling Person from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section 4 is unavailable to an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holders of the Registrable Securities on the other hand from the original sale by the Company of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such holders on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company on the one hand or by such holders on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         (e) The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding any other provision of this Agreement, no holder of the Registrable Securities shall be required to contribute an amount greater than the net proceeds received by such holder with respect to the sale of Registrable Securities giving rise to any indemnification or contribution obligation under this Section 4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         5. RULE 144A. The Company hereby agrees with each holder of the Registrable Securities for so long as any Registrable Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any Purchaser or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of Registrable Securities from such Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

         6. RULE 144. The Company agrees with each holder of Registrable Securities to:

         (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

         (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it has become subject to such reporting requirements); and

         (c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         7. PARTICIPATION IN UNDERWRITTEN OFFERINGS. No holder of the Registrable Securities may participate in any Underwritten Offering hereunder unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriter(s) other than representations and warranties regarding such holder and such holder's intended method of distribution; provided, however, in no event shall Prudential Fund or any of its affiliates be required to execute any power of attorney.

         8.       SELECTION OF UNDERWRITERS.

         (a) Demand Registration. In any Underwritten Offering of Registrable Securities covered by a Registration Statement under Section 1(a)(i), the investment banker(s) and manager(s) that will administer the offering shall be selected by the holders of a majority of the Registrable Securities with respect to which the request for registration was made under Sections 1(a)(i), collectively; provided, that such investment banker(s) and manager(s) must be of national stature and reasonably acceptable to the Company.

         (b) Incidental Registration. In any Underwritten Offering of Registrable Securities covered by a Registration Statement under Section 1(b), the investment banker(s) and manager(s) that will administer the offering shall be selected by the Company.

         9.       INTERPRETATION OF AGREEMENT; DEFINITIONS.

         (a) Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined.

         "Agreement" means this Registration Rights Agreement and all Schedules hereto.

         "Business Day" means a day other than a Saturday, a Sunday or other day which commercial banks located in Florida or New York are authorized or obligated to be closed.

         "Commission" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Exchange Act, then the Person performing such duties at such time.

         "Company" has the meaning assigned in the first paragraph of this Agreement.

         "Demand Holder Group" means each of the Morgan Holders, IronBrand, the Prudential Holders and the 1818/Progressive/ML Holders, as the case may be.

         "Demand Holders" means the holders of the Morgan Registrable Securities, the 1818/Progressive/ML Registrable Securities, the Prudential Registrable Securities and the Registrable Securities of IronBrand.

         "1818/Progressive/ML Equity Interests" means (i) the shares of Common Stock for which the warrants issued to the 1818/Progressive/ML Group pursuant to the

1818/Progressive/ML Purchase Agreement are exercisable, plus (ii) the shares of Common Stock purchased by the 1818/Progressive/ML Group pursuant to the1818/Progressive/ML Purchase Agreement and (iii) Related Registrable Securities.

         "1818/Progressive/ML Holders" means the holders of the 1818/Progressive/ML Registrable Securities then constituting at least of a majority of the 1818/Progressive/ML Registrable Securities.

         "1818/Progressive/ML Purchase Agreement" shall mean the Securities Purchase Agreement dated December 19, 1997 by and among the Company and The 1818 Mezzanine Fund, L.P., PC Investment Company, Progressive Investment Company, Inc., and Manufacturer's Life Insurance Company (U.S.A.).

         "1818/Progressive/ML Registrable Securities" means the
1818/Progressive/ML Equity Interests that constitute Registrable Securities.

         "Equity Interest" means any partnership interests, shares of stock, limited liability company interests or membership interests or other equity interests directly in the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FSA Equity Interest" means the 100,000 shares of the Common Stock purchased by FSA pursuant to the Investment Agreement dated October 1, 1997 between the Company and FSA.

         "FSA Registrable Securities" means the FSA Registrable Equity Interests that constitute Registrable Securities.

         "IronBrand" means IronBrand Capital, LLC, a North Carolina limited liability company, and any successors or permitted assignees of any of its rights under the Second Amended and Restated Partnership Agreement of National Auto Finance Company, L.P. and, at any time the Registrable Securities of IronBrand are held by more than one Person, means the holders of such securities then constituting at least a majority of such securities.

         "Morgan Equity Interests" means units of Equity Interests issued in exchange for the Deferred Additional Interest Notes (as defined in the Morgan Note Purchase Agreement) in accordance with the terms of the Morgan Note Purchase Agreement.

         "Morgan Holders" means the holders of the Morgan Registrable Securities then constituting at least a majority of the Morgan Registrable Securities.

         "Morgan Note Purchase Agreement" means the agreements, dated as of August 9, 1996, between the Company and the Morgan Trusts.

         "Morgan Registrable Securities" means the Morgan Equity Interests that constitute Registrable Securities.

         "NASD" means National Association of Securities Dealers, Inc.

         "Person" means an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Prospectus" means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including posteffective amendments, and all material incorporated by reference into such Prospectus.

         "Prudential Equity Interests" means (i) the shares of Common Stock for which the warrants issued to the Prudential Fund pursuant to the Prudential Purchase Agreement are exercisable, plus (ii) Related Registrable Securities.

         "Prudential Holders" means the holders of the Prudential Registrable Securities then constituting at least of a majority of the Prudential Registrable Securities.

         "Prudential Registrable Securities" means the Prudential Equity Interests that constitute Registrable Securities.

         "Public Offering" means a public offering of the Company's equity securities pursuant to an effective Registration Statement filed by the Company with the Commission.

         "Registrable Securities" means, collectively, each Morgan Equity Interests, Prudential Equity Interests, 1818/Progressive/ML Equity Interest, Equity Interest of IronBrand, FSA Equity Interest and Equity Interests of the Partners until each such security has been (i) transferred in a public offering registered under the Securities Act or (ii) transferred in a sale made through a broker, dealer or market-maker pursuant to Rule 144 or Rule 144A under the Securities Act.

         "Registration Statement" means a registration statement of the Company, filed with the Commission on an appropriate form, including any registration statement filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         "Related Registrable Securities" means with respect to shares of Common Stock issuable upon exercise of the Warrants issued to the 1818/Progressive/ML Holders or Prudential Holders, any securities of the Company issued or issuable with respect to such shares of Common Stock by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means any corporation, partnership, joint venture, association, company, business trust or other entity in which the Company directly or indirectly (i) beneficially owns or controls, directly or indirectly, a majority of the outstanding voting securities having by the terms thereof ordinary voting power to elect a majority of the board of directors (or other body fulfilling a substantially similar function) of such entity (other than by reason of the happening of any contingency) or (ii) in the case of an entity which does not have a board of directors (or other body fulfilling a substantially similar function) has the authority to control the policies of such entity (including any partnership or joint venture of or in which the Company or a Subsidiary is a general partner or joint venture participant or owns or has the fight to obtain a majority of limited partnership interests).

         "Underwritten Offering" means a Public Offering in which securities of the Company are sold to an underwriter for reoffering to the public.

         (b) Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with the generally accepted accounting principles in effect from time to time, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement including without limitation the definitions set out in Section 9.

         (c) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

         10.      MISCELLANEOUS.

         (a) Remedies. Each holder of the Registrable Securities, in addition to being entitled to exercise all rights provided herein, and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to such holders of the Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

         (c) Comparable Agreements. The Company hereby represents and warrants that it has not entered into or agreed to any side letter or similar arrangement or other agreement with any other holder or prospective holder of any securities of the Company providing for registration rights with respect to the securities of the Company that confers rights or benefits more favorable than the rights and benefits conferred upon the holders of the Registrable Securities hereunder (such a letter, arrangement or agreement, whether or not it confers such more favorable rights or benefits, a "Side Arrangement"). The Company shall not enter into or amend any Side Arrangement unless, in each case, each of the holders of the Registrable Securities have been notified in writing and been provided with a copy of such proposed Side Arrangement or amendment at least 20 Business Days prior to the effective date of such Side Arrangement or amendment and have been given the opportunity to receive the rights and benefits in such Side Arrangement or amendment as of the date of such Side Arrangement or amendment.

         (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and each of the other parties hereto.

         (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery. Such notices, demands and other communications will be sent to any Investor at the address indicated on Schedule I hereto, to any other holder of Registrable Securities at such holder's address of record appearing on the Company's books and to the Company at the address indicated below:

                  National Auto Finance Company, Inc.
                  1325 Avenue of the Americas
                  Suite 1200
                  New York, New York 10019
                  Attention: Keith B. Stein
                  Telecopier: (212) 399-9199

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All such notices, demands and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon receipt, if mailed postage prepaid; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered, if delivered by an air courier guaranteeing overnight delivery.

         (f) Successors and Assign. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Governing Law. THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS SECURITY HOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES
THEREOF, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL
OBLIGATIONS LAW.

         (i) Severability. Should any part of this Agreement for any reason be declared invalid, such decision shaft not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

         (j) Submission to Jurisdiction. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK WITH RESPECT TO ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, AND THE COMPANY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS OF THE COMPANY SET FORTH IN SECTION 10 ABOVE, AND THAT SERVICE SO MADE, SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT AND FIVE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE COMPANY'S ADDRESS, AS THE CASE MAY BE, IN ACCORDANCE HEREWITH. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT (IF SUCH A PROCEDURE IS AVAILABLE UNDER APPLICABLE LAW) OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY JURISDICTION AGAINST THE COMPANY OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION.

         (k) Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         (l) Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTORS WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         (m) Amendment of Existing Rights. Each of the Morgan Trusts, FSA and IronBrand and each member of the 1818/Progressive/ML Group agrees with the Company that this agreement amends and restates the Existing Registration Rights Agreement, and that the Company shall have no further obligations thereunder.

         (n) Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         (o) Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made, assuming the conversion of all Warrants issued to the 1818/Progressive/ML Holders or the Prudential Holders into shares of Common Stock.

         (p) Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                     NATIONAL AUTO FINANCE COMPANY, INC.


                                       By:
                                      Name:
                                     Title:


                                     IRONBRAND CAPITAL LLC


                                       By:
                                      Name:
                                     Title:


                                     FSA PORTFOLIO MANAGEMENT INC.


                                       By:
                                      Name:
                                     Title:


                                    THE STRUCTURED FINANCE HIGH YIELD
                                    FUND LLC


                                       By:
                                      Name:
                                     Title:

                                        THE 1818 MEZZANINE FUND, L.P.

                                        By:  Brown Brothers Harriman & Co.,
                                             its General Partner


                                        By:
                                        Name:
                                        Partner


                                        MANUFACTURERS LIFE INSURANCE
                                        COMPANY (U.S.A.)


                                        By:
                                        Name:
                                        Title:


                                        PROGRESSIVE INVESTMENT COMPANY, INC.


                                        By:
                                        Name:
                                        Title:


                                        PC INVESTMENT COMPANY


                                        By:
                                        Name:
                                        Title:

                                        Morgan Guaranty Trust Company of New
                                        York, as trustee of the Commingled
                                        Pension Trust Fund (Multi-Market Special
                                        Investment Fund II) of Morgan Guaranty
                                        Trust Company of New York



                                        By:
                                        Name:
                                        Title:



                                        Morgan Guaranty Trust Company of New
                                        York, as trustee of the Multi-Market
                                        Special Investment Trust Fund, of Morgan
                                        Guaranty Trust Company of New York



                                        By:
                                        Name:
                                        Title:



                                        Morgan Guaranty Trust Company of New
                                        York, as investment manager and agent
                                        for The Alfred P. Sloan Foundation
                                        (Multi-Market Account)



                                        By:
                                        Name:
                                        Title:

                                   Schedule I

IRONBRAND CAPITAL LLC
FSA PORTFOLIO MANAGEMENT INC.
THE 1818 MEZZANINE FUND, L.P.
MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
PROGRESSIVE INVESTMENT COMPANY, INC.
PC INVESTMENT COMPANY
Morgan Guaranty Trust Company of New York, as trustee of the Commingled Pension Trust Fund (Multi-Market Special Investment Fund II) of Morgan Guaranty Trust Company of New York
Morgan Guaranty Trust Company of New York, as trustee of the Multi-Market Special Investment Trust Fund, of Morgan Guaranty Trust Company of New York Morgan Guaranty Trust Company of New York, as investment manager and agent for The Alfred P. Sloan Foundation (Multi-Market Account)
The Structured Finance High Yield Fund, LLC

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